EX-99.77O - TRANSACTIONS EFFECTED PURSUANT TO RULE 10f-3
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Name of Fund:  Goldman Sachs Capital Growth Fund

Name of Underwriter Purchased From:  J.P. Morgan Chase Bank N.A.

Names of Underwriting Syndicate Members:  Bank of America Securities LLC,
CIBC World Markets Corp, Citigroup Global Markets, Inc., J.P. Morgan Securities
 Inc., Merrill Lynch Pierce Fenner and Smith Inc., Piper Jaffrey, Royal Bank of Canada, Wachovia Securities, HSBC, UBS Investment Bank, Daiwa Securities
America Inc. Mitsubishi UFJ Securities International PLC, Sun Trust Robinson Humphrey, Wells Fargo Securities

Name of Issuer:  Visa Inc.

Title of Security:  VISA CL A

Date of First Offering:  03/18/2008

Dollar Amount Purchased:  $9,370,680.00

Number of Shares Purchased:  212,970

Price Per Unit:  $44.00

Resolution Approved:  Approved at the May 2008 Board Meeting.


Name of Fund:  Goldman Sachs All Cap Growth Fund

Name of Underwriter Purchased From:  J.P. Morgan Chase Bank N.A.

Names of Underwriting Syndicate Members:  Bank of America Securities LLC, CIBC
 World Markets Corp, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., Merrill Lynch Pierce Fenner and Smith Inc., Piper Jaffrey, Royal Bank of Canada, Wachovia Securities, HSBC, UBS Investment Bank, Daiwa Securities America Inc. Mitsubishi UFJ Securities International PLC, Sun Trust Robinson Humphrey, Wells Fargo Securities

Name of Issuer:  Visa Inc.

Title of Security:  VISA CL A

Date of First Offering:  03/18/2008

Dollar Amount Purchased:  $6,600.00

Number of Shares Purchased:  150

Price Per Unit:  $44.00

Resolution Approved:  Approved at the May 2008 Board Meeting.


Name of Fund:  Goldman Sachs Concentrated Growth Fund

Name of Underwriter Purchased From:  J.P. Morgan Chase Bank N.A.

Names of Underwriting Syndicate Members:  Bank of America Securities LLC,
 CIBC World Markets Corp, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., Merrill Lynch Pierce Fenner and Smith Inc., Piper Jaffrey, Royal Bank of Canada, Wachovia Securities, HSBC, UBS Investment Bank, Daiwa Securities America Inc. Mitsubishi UFJ Securities International PLC, Sun Trust Robinson Humphrey, Wells Fargo Securities

Name of Issuer:  Visa Inc.

Title of Security:  VISA CL A

Date of First Offering:  03/18/2008

Dollar Amount Purchased:  $2,471,920.00

Number of Shares Purchased:  56,180

Price Per Unit:  $44.00

Resolution Approved:  Approved at the May 2008 Board Meeting.


Name of Fund:  Goldman Sachs Strategic Growth Fund

Name of Underwriter Purchased From:  J.P. Morgan Chase Bank N.A.

Names of Underwriting Syndicate Members:  Bank of America Securities LLC,
CIBC World Markets Corp, Citigroup Global Markets, Inc., J.P. Morgan Securities
 Inc., Merrill Lynch Pierce Fenner and Smith Inc., Piper Jaffrey, Royal Bank of Canada, Wachovia Securities, HSBC, UBS Investment Bank, Daiwa Securities America Inc. Mitsubishi UFJ Securities International PLC, Sun Trust Robinson Humphrey, Wells Fargo Securities

Name of Issuer:  Visa Inc.

Title of Security:  VISA CL A

Date of First Offering:  03/18/2008

Dollar Amount Purchased:  $1,848,000.00

Number of Shares Purchased:  42,000

Price Per Unit:  $44.00

Resolution Approved:  Approved at the May 2008 Board Meeting.


Name of Fund:  Goldman Sachs Growth and Income Fund

Name of Underwriter Purchased From:  J.P. Morgan Chase Bank N.A.

Names of Underwriting Syndicate Members: Bank of America Securities LLC, CIBC World Markets Corp, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., Merrill Lynch Pierce Fenner and Smith Inc., Piper Jaffrey, Royal Bank of Canada, Wachovia Securities, HSBC, UBS Investment Bank, Daiwa Securities America Inc. Mitsubishi UFJ Securities International PLC, Sun Trust Robinson Humphrey, Wells Fargo Securities

Name of Issuer:  Visa Inc.

Title of Security:  VISA CL A

Date of First Offering:  03/18/2008

Dollar Amount Purchased:  $14,543,716.00

Number of Shares Purchased:  330,539

Price Per Unit:  $44.00

Resolution Approved:  Approved at the May 2008 Board Meeting.


Name of Fund:  Goldman Sachs Large Cap Value Fund

Name of Underwriter Purchased From:  J.P. Morgan Chase Bank N.A.

Names of Underwriting Syndicate Members:  Bank of America Securities LLC,
CIBC World Markets Corp, Citigroup Global Markets, Inc., J.P. Morgan Securities Inc., Merrill Lynch Pierce Fenner and Smith Inc., Piper Jaffrey,
 Royal Bank of Canada, Wachovia Securities, HSBC, UBS Investment Bank, Daiwa Securities America Inc. Mitsubishi UFJ Securities International PLC, Sun Trust Robinson Humphrey, Wells Fargo Securities

Name of Issuer:  Visa Inc.

Title of Security:  VISA CL A

Date of First Offering:  03/18/2008

Dollar Amount Purchased:  $34,265,880.00

Number of Shares Purchased:  778,770

Price Per Unit:  $44.00

Resolution Approved:  Approved at the May 2008 Board Meeting.


Name of Fund:  Goldman Sachs BRIC Fund

Name of Underwriter Purchased From:  Citi

Names of Underwriting Syndicate Members:  Citi, Goldman Sachs & Co.

Name of Issuer:  X5 Retial NV

Title of Security:  FIVE LI

Date of First Offering:  04/22/2008

Dollar Amount Purchased:  $1,012,852.52

Number of Shares Purchased:  47,396

Price Per Unit:  $21.37


Name of Fund:  Goldman Sachs Emerging Markets Equity Fund

Name of Underwriter Purchased From:  Citi

Names of Underwriting Syndicate Members:  Citi, Goldman Sachs & Co.

Name of Issuer:  X5 Retail NV

Title of Security:  FIVE LI

Date of First Offering:  04/22/2008

Dollar Amount Purchased:  $3,013,597.40

Number of Shares Purchased:  141,020

Price Per Unit:  $21.37


Name of Fund:  Goldman Sachs Emerging Markets Equity Fund

Name of Underwriter Purchased From:  JPMorgan Cazenove

Names of Underwriting Syndicate Members:  JPMorgan Cazenove, Goldman Sachs & Co.

Name of Issuer:  New World Resources

Title of Security:  NWR LN

Date of First Offering:  05/06/2008

Dollar Amount Purchased:  $15,008,381.00

Number of Shares Purchased:  569,200

Price Per Unit:  1325GBp


Name of Fund:  Goldman Sachs Concentrated Emerging Markets Equity Fund

Name of Underwriter Purchased From:  Citi

Names of Underwriting Syndicate Members:  Citi, Goldman Sachs & Co.

Name of Issuer:  X5 Retail NV

Title of Security:  FIVE LI

Date of First Offering:  04/22/2008

Dollar Amount Purchased:  $76,248.16

Number of Shares Purchased:  3,568

Price Per Unit:  $21.37


Name of Fund:  Goldman Sachs Concentrated Emerging Markets Equity Fund

Name of Underwriter Purchased From:  JPMorgan Cazenove

Names of Underwriting Syndicate Members:  JPMorgan Cazenove, Goldman Sachs & Co.

Name of Issuer:  New World Resources

Title of Security:  NWR LN

Date of First Offering:  05/06/2008

Dollar Amount Purchased:  $239,944.00

Number of Shares Purchased:  9,100

Price Per Unit:  1325GBp


Name of Fund:  Goldman Sachs Concentrated International Equity Fund

Names of Underwriting Syndicate Members:  Goldman Sachs International, Merrill
 Lynch International, Royal Bank of Scotland PLC

Name of Issuer:  Royal Bank of Scotland Group PLC

Title of Security:  RBS LN

Date of First Offering:  04/22/2008

Dollar Amount Purchased:  $1,931,982.12

Price Per Unit:  200GBp


Name of Fund:  Goldman Sachs Mid Cap Value Fund

Name of Underwriter Purchased From:  Merrill Lynch Capital Services, Inc.

Names of Underwriting Syndicate Members: BMO Capital Markets, Goldman Sachs, Merrill Lynch Pierce Fenner & Smith Inc., Morgan Stanley Co. Inc. New York, Royal Bank of Canada

Name of Issuer:  Intrepid Potash, Inc.

Title of Security:  Intrepid Potash, Inc.

Date of First Offering:  04/21/2008

Dollar Amount Purchased:  $874,048.00

Number of Shares Purchased:  27,314

Price Per Unit:  $32.00


Name of Fund:  Goldman Sachs Balanced Fund

Name of Underwriter Purchased From:  Lehman Brothers

Names of Underwriting Syndicate Members: BOA Securities, Lehman Brothers, Morgan Stanley, Citi, GS&Co., JPMorgan, Merrill Lynch & Co., RBS Greenwich Capital, UBS Investment Bank, Wachovia Securities, Guzman & Co., Loop Capital Markets, Mitsubishi UFJ Securities, RBC Capital Markets, Williams Capital Group, L.P.

Name of Issuer:  Verizon Communications

Title of Security:  VZ 6.1 04/15/18

Date of First Offering:  04/01/2008

Dollar Amount Purchased:  $99,479.00

Number of Shares Purchased:  100,000

Price Per Unit:  $99.479


Name of Fund:  Goldman Sachs Balanced Fund

Name of Underwriter Purchased From:  Smith Barney

Names of Underwriting Syndicate Members: Citigroup Global Markets, Bear Stearns & Co., DB Securities, GS& Co., Lehman Brothers, BOA Securities,
 Blaylock & Partners, Credit Suisse, Greenwich Capital Markets, Loop Capital Markets, UBS Securities

Name of Issuer:  Citigroup Inc.

Title of Security:  C 5 1/2 04/11/13

Date of First Offering:  04/04/2008

Dollar Amount Purchased:  $198,984.00

Number of Shares Purchased:  200,000

Price Per Unit:  $99.492


Name of Fund:  Goldman Sachs Balanced Fund

Name of Underwriter Purchased From:  Smith Barney

Names of Underwriting Syndicate Members:  Citigroup Global Markets,
DB Securities, GS& Co., Lehman Brothers, Merrill Lynch, BOA Securities LLC,
 Credit Suisse Securities USA, Greenwich Capital Markets, TD Securities, Barclays Capital, BNP Paribas, Loop Capital Markets, Guzman & Co., Jackson
Securities, Muriel Siebert, Sandler O'Neill, RBC Capital Markets

Name of Issuer:  Citigroup Inc.

Title of Security:  C Var 04/49-18

Date of First Offering:  04/21/2008

Dollar Amount Purchased:  $50,000.00

Number of Shares Purchased:  50,000

Price Per Unit:  $100.00


Name of Fund:  Goldman Sachs Balanced Fund

Name of Underwriter Purchased From:  Smith Barney

Names of Underwriting Syndicate Members: BOA Securities, Citigroup, DB Securities, GS&Co.

Name of Issuer:  Simon Property GP LP

Title of Security:  SPG 1/8 05/30/18

Date of First Offering:  05/12/2008

Dollar Amount Purchased:  $124,857.50

Number of Shares Purchased:  125,000

Price Per Unit:  $99.886


Name of Fund:  Goldman Sachs Balanced Fund

Name of Underwriter Purchased From:  Lehman Brothers

Names of Underwriting Syndicate Members: GS&Co., JPMorgan, Lehman Brothers, Merrill Lynch

Name of Issuer:  Telecom Italia Capital

Title of Security:  TITIM7.721 06/38

Date of First Offering:  05/28/2008

Dollar Amount Purchased:  $150,000.00

Number of Shares Purchased:  150,000

Price Per Unit:  $100.00


Name of Fund:  Goldman Sachs Balanced Fund

Title of Security:  COXENT 6 1/4 06/18

Date of First Offering:  05/29/2008

Dollar Amount Purchased:  $273,913.75


Name of Fund:  Goldman Sachs Balanced Fund

Name of Underwriter Purchased From:  Barclays

Names of Underwriting Syndicate Members: Barclays Capital, JPMorgan, Morgan Stanley, RBS Greenwich Capital, BOA Securities, Merrill Lynch, RBC Capital Markets, Bank of Tokyo-Mitsubishi UFJ, DB Securities, GS&Co., HSBC Securities, Lehman Brothers, Standard Chartered Bank, TD Securities, UBS Securities, Wachovia Securities

Name of Issuer:  Thomson Reuters

Title of Security:  TRICN 6 1/2 07/18

Date of First Offering:  06/17/2008

Dollar Amount Purchased:  $148,626.00

Number of Shares Purchased:  150,000

Price Per Unit:  99.084